DECLARATION FOR PATENT APPLICATION


As a below named Inventor, I hereby declare that:

My residence, post office address and citizenship are as stated below next to my name.

I believe I am the original, first and sole inventor (if only one name is listed below) or an original, first and joint inventor (if plural names are listed below) of the subject matter which is claimed and for which a patent is sought on the invention entitled Automated Railway Crossing the specification of which is attached hereto unless the following box is checked:

___ was filed on _________________ as United States Application Number or PCT International Application Number ____________________ and was amended on __________________ (if applicable).

I hereby state that I have reviewed and understand the contents of the above identified specification, including the claims, as amended by any amendment referred to above.

I acknowledge the duty to disclose information which is material to patentability as defined in 37 CFR Sect. 1.56.

I hereby claim foreign priority benefits under 35 U.S.C. Sect. 119(a)-(d) or Sect. 385(b) of any foreign application(s) for patent or inventor's certificate, or Sect. 365(a) of any PCT International application which designated at least one country other than the United States of America, listed below and have also identified below, by checking the box, any foreign application for patent or Inventor's certificate, or of any PCT International application having a filing date before that of the application on which priority is claimed.

Prior Foreign Application(s)

                                                         Priority Not Claimed

_____________   ______________    _____________________        __________
  (Number)       (Country)       (Day/Month/Year Filed)

_____________   ______________    _____________________         __________
  (Number)       (Country)       (Day/Month/Year Filed)


I hereby claim the benefit under 35 U.S.C. Sect. 119(a) of the United States provisional application(s) listed below.


_____________________         January 23, 1998
(Application Number)            (Filing Date)

____________________          _________________
(Application Number)            (Filing Date)

I hereby claim the benefit under 35 U.S.C. Sect. 120 of any United States application(s), or Sect. 365(c) of any PCT international application designating the United States of America, listed below and, insofar as the subject matter of each of the claims of this application is not disclosed in the prior United States or PCT International application in the manner provided by the first paragraph of 35 U.S.C. Sect. 112, I acknowledge the duty to disclose information which is material to patentability as defined in 37 CFR Sect. 1.56 which became available between the filing date of the prior application and the national or PCT International filing date of this application.

____________________   ______________   ____________________________________
(Application Number)   (Filing Date)   (Status - patented, pending, abandoned)


____________________   ______________   ____________________________________
(Application Number)   (Filing Date)   (Status - patented, pending, abandoned)


I hereby appoint the following attorney and agent to prosecute this application and to transact all business in the Patent and Trademark Office
connected therewith:         Rochelle Lieberman, Esquire
                             Registration No. 39,276

Address all telephone calls to:   Rochelle Lieberman, Esquire
   at telephone number:              (301) 946-7775
Address all correspondence to:    Lieberman & Brandsdorfer, LLC
                                  12221 McDonald Chapel Drive
                                  Gaithersburg, MD 20878

I hereby declare that all statements made herein of my own knowledge are true and that all statements made on information and belief are believed to be true: and further that these statements were made with the knowledge that willful false statements and the like so made are punishable by fine or imprisonment or both, under Section 1001 of Title 18 of the United States Code and that such willful false statements may jeopardize the validity of the application or any patent issued thereon.

Full name of first joint inventor, if any (given name,
  family name) Sydney A. Harland
First inventor's signature  /s/ Sydney A. Harland   Date _____________
Residence   _________________________    Citizenship   Canadian
Post Office Address    2155 Winchester Court
                       Burlington, ON, Canada 3M7 L7P

Full name of second joint inventor, if any (given name, family name)  ____________________
Second inventor's signature    __________________   Date______________
Residence ________________________     Citizenship   ______________
Post Office Address    ___________________________________
                       ____________________________________


_____ Additional Inventors are being named on separately numbered sheets attached hereto.